Exhibit 10.79

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

CONSULTING AGREEMENT

This Consulting Agreement (the “Agreement”) is made effective as of April 4, 2022 (the “Effective Date”), by and between AIM ImmunoTech Inc., a Delaware corporation, with its principal place of business being 2117 SW Highway 484, Ocala FL 34473 (the “Company”) and Ellen M. Lintal with its principal place of business being [***] (“Consultant”). The Company and Consultant are herein sometimes referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Company possesses know-how and proprietary technology related to the development of therapeutics to treat multiple types of cancers, immune disorders, and viral diseases, including COVID-19; and

WHEREAS, Consultant has expertise in financial and corporate operations and strategy; and

WHEREAS, Consultant is being engaged by the Company to provide accounting and financial related consulting services in connection the Business; and

NOW THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the Parties agree, and covenant as follows.

1)	Engagement of Consultant. Consultant shall provide the Company and its affiliated and subsidiary entities with accounting / financial consulting services in connection with the Business as directed by the Company (the “Consulting Services”)

2)	Compensation for Services.

a)	In full consideration of Consultant’s full, prompt, and faithful performance of the Services, the Company shall compensate Consultant a consulting fee of $300 per hour and monthly COBRA expense. Consultant shall, from time to time, but not more frequently than twice per calendar month, invoice the Company for Services rendered, and such invoice will be paid upon receipt. At the end of initial term of this Agreement pursuant to Section 3 the Consultant will be issued 50,000 non-qualified stock options with a one-year vesting. In addition, the Company will reimburse Consultant for reasonable out-of-pocket business expenses, including but not limited to travel and parking, incurred by consultant in performing the Services hereunder, upon submission by Consultant of supporting documentation reasonably acceptable to the Company. Any such accrued expenses in any given three (3) month period that exceed one thousand dollars ($1,000) shall be submitted to the Company for its prior written approval.

All Consultant invoices and billing matters should be addressed to:

Ellen Lintal:	[***]

All Company payments and billing inquiries should be addressed to:

Consultant:	Ellen Lintal
[***]

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XPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

b)	Stock Options. Notwithstanding the termination of her employment, Consultant shall retain the Stock Options listed on Exhibit A to this Agreement Such Stock Options which have not previously vested or expired shall vest or expire on the dates set forth in Exhibit A, and those same Stock Options shall expire on the dates set forth on Exhibit A.

3)	T erm and Termination. The term of this Agreement will commence on the Effective Date and will continue through December 31, 2022. (the “Term”). This Agreement may be extended for an additional period by mutual written agreement. This Agreement may be terminated by either Party hereto: (a) with Cause (as defined below), upon thirty (30) days prior written notice to the other Party; or (b) without cause upon sixty (60) days prior written notice to the other Party. For purposes of this Section 3, “Cause” shall include: (i) a breach of the terms of this Agreement which is not cured within thirty (30) days of written notice of such default or (ii) the commission of any act of fraud, embezzlement or deliberate disregard of a rule or policy of the Company.

4)	Compliance with Policies and Guidelines. Consultant will perform the Services in accordance with all rules or policies adopted by the Company that the Company discloses in writing to the Consultant.

5)	No Implied Warranty. Except for any express warranties stated herein, the Services are provided on an “as is” basis, and the Company disclaims any and all other warranties, conditions, or representations (express, implied, oral or written), relating to the Services or any part thereof Consultant will promptly notify the Company if Consultant becomes aware of any such illegal acts during the performance of the Services. Because the Services do not constitute an examination in accordance with standards established by the American Institute of Certified Public Accountants (the “AICPA”), Consultant is precluded from expressing an opinion as to whether financial statements provided by the Company are in conformity with generally accepted accounting principles or any other standards or guidelines promulgated by the AICPA, or whether the underlying financial and other data provide a reasonable basis for the statements.

6)	Indemnification. Each Party hereto agrees to indemnify and hold the other Party hereto, its directors, officers, agents, and employees harmless against any claim based upon circumstances alleged to be inconsistent with such representations and/or warranties contained in this Agreement. Further, the Company shall indemnify and hold harmless Consultant against any claims, losses, damages or liabilities (or actions in respect thereof) that arise out of or are based on the Services performed hereunder, except for any such claims, losses, damages or liabilities arising out of the gross negligence or willful misconduct of Consultant. The Company will endeavor to add Consultant and any applicable subcontractor to its insurance policies as additional insureds.

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XPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

7)	Independent Contractor. Consultant shall perform the Consulting Services as an independent contractor and not as an employee or agent of the company. Consultant shall not be entitled to any fringe benefits made available to employees of the Company.

8)	Notices. Any notice under this Agreement shall be in writing (except in the case of verbal communications, emails and teleconferences updating either Party as to the status of work hereunder) and shall be deemed delivered upon personal delivery, one day after being sent via a reputable nationwide overnight courier service or two days after deposit in the mail or on the next business day following transmittal via facsimile. Notices under this Agreement shall be sent to the following representatives of the Parties:

If to the Company:

Name: Peter Rodino

Title: General Counsel

Address: 2117 SW Highway 484

Ocala, FL 34473

If to Consultant:

Name:	Ellen Lintal
Address:	[***]
Phone:	[***]
E-mail:	[***]

9)	Force Majeure. Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of either Party. In the event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

10)	Disclosure of Relationship. The Company agrees that Consultant shall have the right to publish or otherwise disclose in marketing materials and on its website the relationship and the general services created and performed under this Agreement, in each case at its own expense; provided, however, such disclosure shall not identify the amount or nature of fees earned.

11)	Headings. Section headings are intended for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

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XPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

12)	Integration; Severability. This Agreement is the sole agreement with respect to the subject matter hereof and shall supersede all other agreements and understandings between the Parties with respect to the same. If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the Parties that the remainder of the Agreement shall not be affected.

13)	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, excluding choice of law principles. The Parties agree that any action or proceeding arising out of or related in any way to this Agreement shall be brought solely in a Federal or State court of competent jurisdiction sitting in the State of Florida.

14)	CCounterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one agreement.

If you are in agreement with the foregoing, please sign where indicated below, whereupon this Agreement shall become effective as of the Effective Date.

Ellen M. Lintal		AIM ImmunoTech Inc.

By:	/s/Ellen M. Lintal	By:	/s/Thomas K. Equels
Print Name:	Ellen M. Lintal	Print Name:	Thomas K. Equels
Date:	3/24/2022	Date:	3/24/2022

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XPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EXHIBIT A

Stock Options

Number of Securities Options (#)	Options Exercise Price ($)	Option Vesting Date	Option Expiration Date

23	9.68	11/14/2020	11/14/2029
75,000	1.85	12/9/2021	12/9/2030
100,000	1.44	11/30/2022	11/30/2031
50,000	0.70	03/03/2023	03/03/2032

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